EXHIBIT 99.1
                                  ------------

                            ASSET PURCHASE AGREEMENT
                            ------------------------

                               ******************

           THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into and executed as of this 30th day of April, 2004 (the "Closing"), by and among AUTOMOTIVE INTERNATIONAL, INC., an Ohio corporation ("Seller"), PICKUPS PLUS, INC., a Delaware corporation ("Purchaser") and RICHARD HALLBERG ("Stockholder" or "Hallberg");

           WHEREAS, Seller is the owner of certain assets used by Seller in connection with the operation of a division of Seller's business known as AUTO PRESERVATION (the "Business"), and

           WHEREAS, Purchaser wishes to acquire and Seller wishes to sell and transfer to Purchaser all of those assets as set forth below.

           NOW, THEREFORE, in consideration of the mutual exchange of promises and in consideration of the payments to be made hereunder and of the covenants performed and to be performed, Purchaser, Seller and Hallberg AGREE AS FOLLOWS:

           1.   Conveyance of Assets
                --------------------

           Seller hereby sells, assigns, transfers and conveys to Purchaser the following assets (the "Assets") used in connection with the operation of the
Business:

      A. All current AUTO PRESERVATION dealer, detailer, car wash, body shop and golf course accounts within the existing AUTO PRESERVATION territory (within a one hundred (100)-mile radius of Cincinnati,
           Ohio) presently belonging to Seller. (It is further agreed that Seller and Purchaser will work together in the development of a marketing plan so as not to compete with each other within the United States.) It is understood and acknowledged by Purchaser that all current U.S. distributors and all current export distributors, dealers, detailers, jobbers, government contracts and vendor agreements, shall at all times remain the property of Seller. It is further understood that all auto manufacture and OEM relationships presently belonging to Seller in both private label products and products using the Valugard name, shall remain the property of Seller;

      B. All right, title and interest to computer software and hardware, customer lists, equipment, furniture and fixtures related to the Business, including, without limitation, those listed on Schedule 1 hereto;

      C. A non-exclusive, perpetual, royalty-free license for the use of the Valugard name within the United States and such other trademarks listed on Schedule 1(c) hereto used in connection with the distribution of the Products (as defined herein), it being understood that Seller shall also have the right to exploit the name "Valugard" and to sell Valugard products to distributors enlisted by Seller.

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      D.   All right,  title and  interest  to those  vehicles  as  specifically described in Schedule 1 attached hereto and incorporated herein by reference.

      E. All right, title and interest to Seller's inventory of Valugard products as of the date of closing.

           2.   Purchase Price
                --------------

           The total purchase price for the sale of the Assets shall be paid as follows:


                A. Ten Thousand Dollars and no/100 ($10,000.00) previously paid by Purchaser to Seller, the receipt of which is hereby acknowledged;

                B.   Five   Hundred   Ninety   Thousand   Dollars   and   no/100
                     ($590,000.00) in cash at the time of Closing;

                C. A certificate for five million two hundred thirty-eight thousand and ninety-five (5,238,095) validly issued and fully paid for common shares (the "Shares") in the Delaware corporation known as PICKUPS PLUS, INC. at the time of Closing

           3.   Exclusions
                ----------

                A. EXCLUDED ASSETS. The parties acknowledge all existing accounts receivable, money market accounts checking accounts and contracts with O'gara, Hess & Eisenhart, are excluded from the assets that are a part of this transaction. Likewise, Seller acknowledges that all existing accounts payable and existing tax liabilities attributable to the Business as of the date of Closing shall be the sole responsibility of Seller.

                B. EXCLUDED LIABILITIES. Purchaser shall not assume and shall not be responsible for any liability, obligation, or commitment of Seller (or any affiliate thereof), including, without limitation, all liabilities relating to the operations of the Business or the Assets prior to the Closing, whether such liability arises before or after the Closing.

           4.   Continued Cooperation
                ---------------------

           Seller and Purchaser agree to work together to create a pricing model that insures that Purchaser can maintain a reasonable margin on all Valugard product sales.

           5.   Consultants
                -----------

           Purchaser agrees to retain RICHARD L. HALLBERG, JR. and DAVID BESUDEN as consultants to the business operation of AUTO PRESERVATION for a period of at least one (1) year, with RICHARD L. HALLBERG, JR. to be compensated in the amount of One Thousand Dollars and no/100 ($1,000.00) for each franchise or distributorship sold by Purchaser. For at least one (1) year following the closing, DAVID BESUDEN ("BESUDEN") shall be paid a consulting fee of One Thousand Dollars and no/100 ($1,000.00) per month for his services to the Business.

           This Agreement shall not be construed as creating an agency, partnership, joint venture or any other form of association, for tax purposes or otherwise, between Purchaser and Hallberg or Besuden; and each of Hallberg and Besuden shall at all times be and remain an independent contractor. Except as

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expressly  agreed by the parties in writing,  neither party shall have any right or authority, express or implied, to assume or create any obligation of any kind, or to make any representation or warranty, on behalf of the other party or to bind the other party in any respect whatsoever. Neither party shall have any obligation or duty to the other party except as expressly and specifically set forth herein, and no such obligation or duty shall be implied by or inferred from this Agreement or the conduct of the parties hereunder. Neither Hallberg nor Besuden shall be entitled to any of the benefits that Purchaser may make available to its employees, such as group health, life, disability or worker's compensation insurance, profit-sharing or retirement benefits, and Purchaser shall not withhold or make payments or contributions therefor or obtain such protection for Hallberg or Besuden. Hallberg and Besuden shall be solely responsible for all tax returns and payments required to be filed with or made to any federal, state or local tax authority with respect to their respective performance of services and receipt of fees under this Agreement.

           6.   Continuation of Employment
                --------------------------

           Purchaser agrees that Purchaser shall hire as employees the following four (4) employees (the "Hired Employees") currently in the employ of Seller:

           1.   Michael Sears
           2.   Richard L. Hallberg, III
           3.   Ronald Metz
           4.   Marc Beldon

           Said terms and conditions of employment for the above four (4) employees shall continue at the same rate for a period of one (1) year under similar terms and conditions as other key employees that are presently employed by Purchaser.

           7.   Representations and Warranties of Seller
                ----------------------------------------

           Seller hereby represents and warrants to and for the benefit of Purchaser as follows:

                A. ORGANIZATION AND STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has all corporate power and authority to carry on the Business and to own and use the properties owned and used by it, including the Assets.

                B. AUTHORITY; BINDING NATURE OF AGREEMENTS. Seller has the absolute and unrestricted right, power and authority to enter into and perform its obligations under this Agreement, and the execution and delivery hereof by Seller have been duly authorized by all necessary corporate action on the part of Seller. No approval of the stockholders of Seller is required for the execution of and performance by Seller of this Agreement. This Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles limiting the right to obtain specific performance or other equitable remedies, or by applicable bankruptcy or insolvency laws and related decisions affecting creditors' rights generally.

                C. NON-CONTRAVENTION; CONSENTS. None of the execution and delivery of this Agreement, nor the consummation or performance of any of the transactions contemplated hereby, will directly or indirectly (with or without notice or lapse of time):

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                (i)  contravene,  conflict  with or result in a violation of (a)
any of the provisions of Seller's certificate of incorporation or bylaws, or (b) any judgment, order, injunction, decree, regulation, ruling of any court or governmental authority or any contract or agreement, written or oral, to which Seller is subject or which the Assets are bound;

                (ii) cause Purchaser or any affiliate of Purchaser to become subject to, or to become liable for the payment of, any tax, other than sales taxes, use taxes or transfer taxes;

                (iii) give any Person the right to (a) declare a default or exercise any remedy under any Acquired Contract or any material Contract by which the Assets are bound, (b) accelerate the maturity or performance of any Acquired Contract or any material Contract by which the Assets are bound, or (c) cancel, terminate or modify any Acquired Contract or any material Contract by which the Assets are bound; or

                (iv) result in the imposition or creation of any Encumbrance upon or with respect to any Asset.

           No filing, notice, consent or other authorization is required to be obtained from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the Transaction contemplated hereby.

                D. TITLE TO ASSETS. Seller owns, and has good and marketable title to, all of the Assets, free and clear of all liens, pledges, liabilities, encumbrances, rights or any other impairment of title ("Encumbrances"). The Assets (excluding those Excluded Assets listed in Section 3a above) constitute, as of the Closing, all of the properties, rights, interests and other tangible and intangible assets: (i) necessary to conduct the Business as the Business has been conducted by Seller prior to the Closing Date; (ii) currently used in the Business, whether or not necessary to conduct the Business; and (iii) constituting products developed by Seller for future sale in the Business or proprietary rights and processes and intellectual property developed by Seller for use in future products of the Business. Seller does not own any real property or any interest in real property necessary to conduct the Business as the Business has been conducted by Seller prior to the Closing Date or currently used in the Business, except for the leaseholds created under the real property leases identified on "Schedule 7(d)" (the "Real Property Leases"). "Schedule 7(d)" provides an accurate and complete description of the premises covered by said leases and the facilities located on such premises. Seller enjoys peaceful and undisturbed possession of such premises. All vehicles, equipment and furniture are accepted by Purchaser in, as is condition.

                E. CONTRACTS.

                (i) Seller has no written contracts. Seller has delivered to Purchaser accurate and complete, agreements and understandings (written or oral) included in the Assets, including all amendments thereto (the "Acquired Contracts"). Each Acquired Contract is valid and in full force and effect and neither Seller nor, to Seller's knowledge, any other party thereto, has violated or breached any Acquired Contract.

                (ii) No event has occurred, and no circumstance or condition exists, that might (with or without notice or lapse of time) (a) result in a violation or breach by Seller of any of the provisions of any Acquired Contract,
(b) give any person the right to declare a default or exercise any remedy under any Contract, or (c) give any person the right to accelerate the maturity or performance of or cancel, terminate or modify any Acquired Contract.

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                G. EMPLOYMENT AND LABOR MATTERS.

                (i) Schedule 7(g) accurately sets forth, with respect to each Hired Employee: (a) the full name and title of such employee; (b) the aggregate compensation payable to each such employee by Seller on an annualized basis as of the date of this Agreement (including wages, salary, commissions, bonuses, profit-sharing payments and other payments); and (c) a general description of fringe benefits applicable to each such employee.

                (ii) No Hired Employee is a party to or is bound by any confidentiality agreement, noncompetition agreement or other Contract with any person that may have an adverse effect on (a) the performance by such employee of any of his or her duties or responsibilities as an employee of Purchaser, or
(b) the business of Purchaser.

                H. BENEFIT PLANS; ERISA.

                Each employee benefit plan maintained by Seller in connection with the Business shall remain the sole responsibility of Seller from and after the Closing Date, and Purchaser shall not be responsible for any liabilities or obligations in connection with any employee benefit plan of Seller.

                I. PURCHASE ENTIRELY FOR OWN ACCOUNT. Seller is acquiring the Shares to be received in the transaction's contemplated by this Agreement (the "Transactions") for investment for Seller's own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing the same.

                J. DISCLOSURE OF INFORMATION. Seller has received all the information it considers necessary or appropriate for deciding whether to obtain the Shares as consideration in this Transaction. Seller has had an opportunity to ask questions and receive answers from Purchaser regarding the rights, preferences and privileges under the Shares and the business, properties, prospects and financial condition of Purchaser.

                K. INVESTMENT EXPERIENCE. Seller acknowledges that it is able to fend for itself, can bear the economic risk of owning the Shares, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of owning the Shares. Seller acknowledges that its ownership of the Shares involves a high degree of risk and that Seller is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.

                L. ACCREDITED INVESTOR. Seller is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                M. RESTRICTED SECURITIES. Seller understands that the Shares are characterized as "restricted securities" under the federal securities laws in that they are being acquired from Purchaser in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. SELLER UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN PURCHASER'S SHARES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF ITS INVESTMENT. Seller understands that the Shares have not been and will not be registered under the Securities Act and have not been and will not be registered or qualified in any state in which they

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are offered,  and thus Seller will not be able to resell or  otherwise  transfer its Shares unless they are registered under the Securities Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available or unless sold pursuant to Rule 144 of the Securities Act. Seller has no immediate need for liquidity in connection with this investment, does not anticipate that Seller will be required to sell its Shares in the foreseeable future.

                N. LEGENDS. It is understood that the certificates evidencing the Shares may bear one or all of the following legends:

                (i) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE,
PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                (ii)  Any  legend   required  by  the  Bylaws  of  Purchaser  or
applicable state securities laws.

                O. RELIANCE BY PURCHASER. Seller understands that the representations, warranties, covenants and acknowledgements set forth in this
Section 7 constitute a material inducement to Purchaser to enter into this Agreement.

                P. NO RELIANCE ON OTHERS. Seller acknowledges that it is not relying upon any person, firm or corporation, other than Purchaser and its officers and directors, in making its investment or decision to invest in Purchaser.

           8.   Representations and Warranties of Purchaser
                -------------------------------------------

           Purchaser hereby represents and warrants to and for the benefit of Seller that Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and that Purchaser has all corporate power and authority to enter into and consummate this Agreement.

           9.   Purchase Option of Automotive International, Inc.
                -------------------------------------------------

                A. PURCHASE OPTION. Stockholder hereby grants to Purchaser an exclusive, irrevocable option, exercisable at any time after the second anniversary of this Agreement and prior to 5 p.m. (New York time) on the thirty month anniversary of this Agreement (the "Expiration Time") to purchase all of the capital stock of Seller owned by Stockholder now or hereafter (the "Purchase Option") at the Option Price set forth herein.

                B. OPTION PRICE. "Option Price" shall mean, with respect to the Option Shares, in the aggregate: (i) $1,300,000 cash at closing and (ii) 14,285,714 shares of Purchaser's common stock at closing, par value $-- per share.

                C. EXERCISE PROCEDURE. If Purchaser elects to exercise the Purchase Option, Stockholder and Seller shall receive written notice (the "Purchase Election Notice") of such election from Purchaser. Within sixty (60) days following such notice, Purchaser shall purchase all, but not less all, of the Option Shares from Stockholder for the Option Price and the Stockholder

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shall sell all, but not less than all, of the Option  Shares to Purchaser at the
Option Price.

                D. CLOSING. As a condition to the closing of the transactions contemplated by this Section 9, Purchaser and Stockholder shall enter into an agreement providing for the stock purchase, which will exclude existing accounts receivable, current inventory, money market accounts, checking accounts, accounts payable, and any tax liability attributable to the business; which agreement shall contain, among other things, customary representations and warranties comparable to those contained in acquisitions of private companies and, among other things, the following additional terms: (i) terms and conditions of employment for the key employees for a period of two (2) years under similar terms and conditions as other key employees that are presently employed by Purchaser; (ii) Hallberg shall execute a 3 year non-compete prohibiting him, worldwide, from competing with the Business or the Automotive International business, including, without limitation the manufacture of products similar to the Products (as defined herein) and the recruiting of distributors; and (iii) Hallberg shall be offered a three (3) year contract for employment which shall include health insurance, company auto expense, vacation of sixteen (16) weeks per year, at a salary to be determined similar to that of other key employees. Prior to closing any such transaction, Purchaser may revoke its exercise of the Purchase Option in the event that there has been a material adverse change in the condition (financial or otherwise) of Seller or a material breach of such transaction agreement(s).

                E. PUT RIGHT. Immediately prior to the closing of the stock purchase following the exercise of the Purchase Option, Seller shall have the right to require Purchaser to purchase the Shares issued pursuant to this Agreement for a total consideration of $1,100,000 payable in cash (or by wire transfer of immediately available funds). Seller shall notify Purchaser in writing of its intent to exercise its rights pursuant to this Section 9(E) within ten (10) days of the Purchase Election Notice.

                F.   COVENANTS.

                     (i) Stockholder may not, until the Expiration Time, sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each, a "transfer") any Option Shares without Purchaser's prior written consent, which consent may be withheld in Purchaser's sole discretion. Any attempt to transfer any Option Shares or any rights thereunder in violation of the preceding sentence shall be null and void ab initio.

                     (ii) Until the Expiration Time, Seller shall not issue any shares of capital stock of Seller or any options, warrants or other rights to acquire capital stock of Seller without Purchaser's prior written consent, which consent may be withheld in Purchaser's sole discretion.

                G. REPRESENTATION OF STOCKHOLDER. Stockholder represents and warrants that he has and, upon the transfer or sale of the Option Shares to Purchaser, will have good and valid titled to the Option Shares free and clear of any lien, claim, security interest or other encumbrances or restrictions (other than applicable securities laws), and has full right, power and authority to enter into this Agreement. Stockholder further represents and warrants that all consents, approvals, orders or authorizations on the part of Stockholder required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been made.

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                H.   LEGEND.  Any certificates  evidencing  Option  Shares shall bear a legend in substantially the following form:

           "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS WITH RESPECT TO THE SALE AND TRANSFER OF THE SHARES, INCLUDING A PURCHASE OPTION HELD BY PICKUPS PLUS, INC. TO PURCHASE SUCH SHARES AT A PURCHASE PRICE DETERMINED PURSUANT TO AN OPTION AGREEMENT. COPIES OF THE OPTION AGREEMENT ARE AVAILABLE AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY AND SHALL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST WITHOUT COST."

           10.  Appointment as Authorized Company Distributor.
                ---------------------------------------------

                A. APPOINTMENT. Subject to the terms of this Agreement, Seller appoints Purchaser, and Purchaser accepts such appointment, as an independent distributor of the Products in the United States (the "Territory"). Purchaser agrees to buy from Seller, and Seller agrees to sell to Purchaser, the products listed in Schedule 10(a) (the "Products") in accordance with the terms of this Agreement. This Agreement does not in any way create the relationship of principal and agent, or any similar relationship, between Purchaser and Seller and (i) Purchaser has no authority to bind Seller in any way, or to transact business on behalf of Seller pursuant to this Agreement; and (ii) Purchaser covenants and warrants that it will not act or represent itself directly or by implication as agent for Seller and will not attempt to create any obligation, or make any representation, on behalf or in the name of Seller.

                B.   AMOUNT AND PAYMENT OF PURCHASE PRICE

                     (i) Amount of Purchase Price for Products. The price (the "Purchase Price)" for the Products purchased pursuant to this Agreement shall be as set forth on Schedule 10(a) hereto.

                     (ii) Adjustment of Purchase Price. Seller agrees that in the event Seller shall have entered into or shall hereafter enter into any distributor agreement, or shall have modified or shall modify any existing distributor agreement, covering the Products, providing for a lower or more advantageous Purchase Price or for any other terms or conditions more favorable to the distributor than herein set forth, then and thereafter, Purchaser shall have the benefit of such lower or more advantageous terms, conditions or Purchase Price.

                     (iii) Payment. Purchaser shall pay to Seller the Purchase Price for the Products within 30 days after the delivery of such Products.

                C. SHIPPING AND OTHER CHARGES. All prices are F.O.B, Seller and are exclusive of all federal, state and local excise, sales, use and similar taxes, and all import, export or customs duties, tariffs or like charges, all of which shall be the responsibility of Purchaser, except for any taxes related to the income or profits of Seller.

                D. SELLER'S EXCLUSIVITY AND OBLIGATIONS TO SUPPLY FACILITIES AND STAFF.

                     (i) Except as provided below, Purchaser agrees that Seller shall be Purchaser's exclusive supplier of [describe Products]. Seller shall use good faith and commercially reasonable efforts to maintain facilities and staff for the timely production and fulfillment of Purchaser's requirements. Seller shall not be considered in default of its supply obligation under this Agreement

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unless  and until it fails  for  thirty  (30)  consecutive  days to  supply  the
Products ordered by Purchaser pursuant to this Agreement.

                     (ii) Seller agrees to provide Purchaser Distributors, Applicators and Jobbers training at its facility and using its standard training program at the following rates: $500 for each new Distributor trained; $300 for each new Applicator or Jobber trained. These fee will be payable within 30 days of performing the training and invoicing from Seller.

                E. OBLIGATIONS TO SELL AND PROMOTE PRODUCTS. Purchaser shall use commercially reasonable efforts to:

                     (i) advertise, market and promote the Products in the Territory;

                     (ii) refrain from discrediting either the Products or Seller; and

                     (iii) include in all advertising and promotional materials all applicable copyright and trademark notices as they appear on the Products.

                F. COSTS AND EXPENSES. Except as expressly provided herein or agreed to in writing by Purchaser and Seller, Purchaser will pay all costs and expenses incurred in the performance of Purchaser's obligations under this Agreement.

                G. GRANT OF RIGHT TO APPOINT SUBDISTRIBUTORS. Subject to the terms and conditions of this Agreement, Seller hereby grants to Purchaser the non-exclusive right during the term of this Agreement to appoint subdistributors within the Territory, provided that each such subdistributor enters into an agreement with Purchaser whereby such subdistributor agrees to act in accordance with the terms and conditions of this Agreement and the Purchaser submits such names to Seller for Consent, which will not be unreasonably withheld.

                H. TERM. The distributorship relationship established hereby shall continue until the third anniversary hereof, and shall thereafter automatically renew for successive one year terms.

                I. WARRANTY. Seller warrants the Products to End Users pursuant to the terms and conditions of the Seller's standard warranties as of the date hereof. Seller represents, warrants and covenants to Purchaser that:
(i) Seller has the right to grant the rights and licenses contemplated by this Agreement, without the need for any licenses, releases, consents, approvals or immunities not yet granted; (ii) the Products delivered to Purchaser shall be free from material defects in workmanship and materials; (iii) the Products shall operate in accordance with the documentation and other specifications therefor, and at a level of quality at least as high as that of Seller's other products and services; (iv) neither the Products nor Purchaser's exercise of its rights under this Agreement infringe, misappropriate or violate any intellectual property rights, privacy or publicity rights, or other rights of any third party, or any law, rule or regulation promulgated by any government or regulatory body; and (v) Seller has not made and shall not make any commitments inconsistent with Pickup's rights under this Agreement.

           11.  Non-Compete.
                -----------

                A. For a period of 5 years from the date hereof, neither Seller nor Stockholder shall, directly or indirectly: (i) conduct or be involved in any business relating to the application of warranty chemicals or automotive accessories; (ii) solicit any customer or vendor of Purchaser or the Business, or induce any customer or vendor of Purchaser or the Business to discontinue or alter its relationship therewith; or (iii) recruit, solicit or hire any employee or induce or attempt to induce any employee to terminate or alter its relationship with Purchaser and/or the Business (except for Marc Belden and David Besuden, who the Purchaser acknowledges will continue to work for both the Seller and Purchaser). This paragraph shall not prevent you from owning shares of any competitor of Purchaser so long as such shares (i) do not constitute more than 1% of the outstanding equity of such competitor; and (ii) are regularly traded on a recognized exchange or listed for trading by NASDAQ in the over-the-counter market. Nor will this paragraph prevent you from signing up other Distributors, Dealers, Applicators, Jobbers or OEM's to purchase Products from Seller as long as Seller complies with the terms of Section (c) hereof.

                B. EXCLUSIVE AREAS. Seller shall not, for the term of this Agreement, enter into an agreement relating to the Products with any Distributor, Dealer, Detailer, or Jobber located within the Territory and within a 100 mile radius of any location maintained by Purchaser, such locations listed on Schedule 11(b) hereto. Purchaser may update Schedule 11(b) from time to time and shall provide notice to Seller of any such updates.

                C. RIGHT OF FIRST OFFER. Prior to entering into any agreement relating to the Products with any new Distributor, Dealer, Detailer, or Jobber located within the Territory (a "New Opportunity"), Seller shall disclose all material information relating to such New Opportunity to Purchaser and Purchaser shall have the exclusive right to enter into an agreement relating to the Products with such New Opportunity for a period of 30 days after such disclosure.

           12.  Indemnification
                ---------------

                A. Purchaser will indemnify, defend and hold harmless Seller, its affiliates, directors, officers, employees and agents (each, a "Representative") from and against all claims, damages, losses liabilities, suits, actions, demands, proceedings (whether legal or administrative) and expenses (including but not limited to reasonable attorneys' fees) (collectively, "Losses") asserted against, imposed upon or otherwise incurred by Seller or its Representatives arising out of or relating to the inaccuracy as of the Closing of any of Purchaser's representations and warranties contained herein.

                B. Seller will indemnify, defend and hold harmless Purchaser and its Representatives from and against all Losses asserted against, imposed upon or otherwise incurred by Purchaser or its Representatives arising out of or relating to (a) the inaccuracy as of the Closing of any of Seller's representations and warranties contained herein, (b) the breach by Seller, or any failure by Seller, to carry out or perform its covenants, agreements or obligations set forth in this Agreement or (c) any liabilities arising out of circumstances or events occurring prior to the Closing Date.

           13.  Binding Effect
                --------------

           This Agreement shall be binding upon the parties hereto, their heirs, successors and assigns.

           14.  Applicable Law
                --------------

           This Agreement shall be governed by the laws of the State of Ohio.

           15.  No Commission
                -------------

           The parties hereto acknowledge and agree that neither is represented by an agent in this transaction, and that no person shall be entitled to any commission or brokerage fee as a result of this transaction.

           IN WITNESS  WHEREOF,  Seller and  Purchaser  have  entered  into this
Agreement   and  set  their   respective   hands  on  the  day  and  year  first
above-written.

                                        AUTOMOTIVE INTERNATIONAL, INC.
                                                           "SELLER"


                                        BY:/s/ Richard L. Hallberg
                                           ____________________________________
                                           RICHARD L. HALLBERG, JR., PRESIDENT



                                        PICKUPS PLUS, INC.
                                                          "PURCHASER"


                                        BY:/s/ Merritt Jesson
                                           ___________________________________
                                           MERRITT JESSON, PRESIDENT AND CFO



                                        STOCKHOLDER

                                           /s/ Richard L. Hallberg, Jr.
                                        --------------------------------
                                           RICHARD L. HALLBERG, JR.

                                   SCHEDULE 1

                                     ASSETS
                                     ------

                                  SCHEDULE 1(C)

                                   TRADEMARKS
                                   ----------

                                  SCHEDULE 7(D)

                              REAL PROPERTY LEASES
                              --------------------

                                  SCHEDULE 7(G)

                                EMPLOYMENT TERMS
                                ----------------

                                 SCHEDULE 10(A)

                              PRODUCTS AND PRICING
                              --------------------

                                 SCHEDULE 11(B)

                                 EXCLUSIVE AREAS
                                 ---------------

Cincinnati, Ohio

                                       18